UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)  April 1, 2014
Verde Resources, Inc.
 (Exact name of registrant as specified in its charter)
Nevada	333-170935	27-2448672
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Unit 1503, 15/F, The Phoenix, 21-25 Luard, Wanchai, Hong Kong
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code     (852) 21521223

 (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets
On April 1, 2014, the Board of Director of Gold Billion Global Limited (GBL) notified Federal Mining Resources Limited (FMR) upon the decision to exercise the right of option to purchase 85% equity interest of Champmark Sdn Bhd under Management Agreement Section 3.2.4 dated July 1, 2013 between GBL and FMR. The original agreement was filed with SEC as ex10-2.htm of Form 8K on February 20, 2014. This acquisition was completed on April 1, 2014 with consideration of US$1.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 VERDE RESOURCES, INC.
/s/ Wu Ming Ding
Wu Ming Ding
President, and Director

Date: April 4, 2014